                                                                   EXHIBIT 10.39
                                                                      REDACTED
                                         [*] = CONFIDENTIAL TREATMENT REQUIRED

                             OEM PURCHASE AGREEMENT

JetFax, Inc., (JetFax) a Delaware corporation having its principal place of business at 1376 Willow Road, Menlo Park, CA 94025, agrees to purchase and Oki America, Inc., a Delaware corporation, through its OKIDATA division, having a principal place of business at 532 Fellowship Road, Mt. Laurel, NJ 08054 (OKIDATA) agrees to sell the Product(s), Spares Accessories and Consumables (all as defined herein), together with their associated documentation, at the prices set forth in Exhibit A and upon the terms and conditions set forth herein. "Products" as used herein pertains to facsimile engines as defined by the Specifications in Exhibit B. "Spares" as used herein means standard spare parts as listed in OKIDATA's RSPL (Recommended Spare Parts List) for the Products, a copy of which is contained in Exhibit C and unique spare parts as set forth in Exhibit D. "Consumables" as used herein means toner cartridges and image drums as set forth in Exhibit A. "Accessories" as used herein means a second paper tray as set forth in Exhibit A.

1.  TERM OF AGREEMENT

The term of this Agreement shall be two (2) years commencing on the date on which the last of the parties executes this Agreement (the Effective Date). Orders placed during this twenty four (24) month ordering period must be scheduled for delivery within thirty (30) months of the Effective Date.


2. CUSTOMER ORDERS

Purchases by JetFax will be by individual written JetFax purchase orders made during the term of this Agreement, which orders will be accepted by OKIDATA so long as they comply with the terms and conditions of this Agreement. Orders will be accepted with OKIDATA's Order Acknowledgement (OA) form. If an OA is not issued within ten (10) business days of receipt of order, the order will be deemed accepted. The first purchase order (the Initial Order) is to be issued simultaneously with the execution by JetFax of this Agreement for a quantity of no less than twenty (20) percent of the Specified Quantity of all Product(s) listed in Exhibit A, (i.e. 1000 units) and must specify delivery within six (6) months of the Effective Date. Each purchase order, subject to the conditions set forth in Section 4 below, shall set forth the desired delivery schedule for each Product.


3.   PRICES

A. The prices set forth in Exhibit A are based on purchase by JetFax of a minimum of [*] of Product in each year of the term of this Agreement. If, during the term of this Agreement JetFax does not purchase a minimum of [*] of Product, OKIDATA may retroactively increase the unit price by [*]. If, during the term of this Agreement, JetFax purchases between [*] total units of Product, the unit price will be increased retroactively by [*] per unit.

B. OKIDATA agrees to make Spares and Consumables available to JetFax for a minimum of five (5) years after last shipment of Product to JetFax. During the term of this Agreement, Spares will be invoiced at a [*] discount from OKIDATA's U.S. Dealer list prices. Thereafter, the discount will be as specified in Exhibit C.

C. OKIDATA will accrue an amount equal to [*] off the net invoice value of all Product(s) purchased hereunder in an account maintained by OKIDATA. Such accrued amount shall be applied as a credit towards the payment of any amounts due from JetFax for the purchase of Spares hereunder.


4.   DELIVERY SCHEDULES

A. Requested delivery dates for Product(s), Accessories and Image Drum Kits purchased hereunder shall be no sooner than one twenty (120) days after receipt of a purchase order, FOB JAPAN.**

     Requested delivery dates for Spares shall be no less than 90 days from receipt of order. For non-unique Spares, OKIDATA will make reasonable efforts to deliver reasonable quantities within in two weeks of order.

     --------------
     ** Image drums purchased FOB Mt. Laurel, N.J., will be 2 weeks from receipt of purchase order by Okidata.

[*] = Confidential Treatment Requested

     Requested delivery dates for toner cartridges shall be no less than fourteen (14) days after receipt of order for product in standard packaging and sixty (60) days in custom packaging.

     Notwithstanding the above order leads, OKIDATA will, on request, make reasonable efforts to shorten the lead for demand exceeding forecast quantities. All or the above lead times are contingent on OKIDATA's receipt of the monthly forecast as set out in paragraph 7, below.


5.   RESCHEDULING OF DELIVERIES

A. Rescheduling of deliveries is permitted up to the 46th day prior to scheduled delivery. Thereafter, no rescheduling will be permitted.


6.   CANCELLATION CHARGES

A. Cancellation is permitted up to the 46th day prior to scheduled delivery date. Thereafter, no cancellation is permitted.


7.   CUSTOMER FORECASTS

     Once each month JetFax will furnish to OKIDATA a written non-binding forecast of its requirements for the Product(s) for the ensuing twelve months.


8.   PAYMENT

A. Payment for purchases hereunder will be due net 30 days from date of receipt by JetFax in the U.S. of the products invoiced. Pending establishment of open credit terms, and prior to or simultaneous with issuance of its initial purchase order, JetFax will establish an escrow account or standby letter of credit acceptable to OKIDATA, in the amount of [*] to secure the purchase price of the products ordered. For each scheduled delivery or products the escrow or letter of credit is to be maintained at a level at least equal to [*] of the value of each delivery. This funding process is to occur at least 45 days prior to the dates of all scheduled shipments. This secured ratio [*] of the second and all subsequent shipments will remain in effect until JetFax has proven that they are capable of sustaining open credit terms at which time the advance security requirement and the discount described in paragraph B., below, will cease. If JetFax does not comply with payment terms as specified herein, OKIDATA reserves the right to modify the amount of security required.

B. OKIDATA will give JetFax a discount equal to [*] of the net invoice amount on the portion of each delivery secured by the escrow or letter of credit.

[*] = Confidential Treatment Requested

C. Prices are exclusive of any sales, use, property, and like taxes. Any such tax OKIDATA may be required to collect or pay upon the sale or delivery of the Products, other than taxes based on OKIDATA's income, shall be promptly reimbursed by JetFax.

D.   All prices in this Agreement are in U.S. Dollars.


9.   PATENT INDEMNITY

A. OKIDATA agrees to indemnify, defend and hold JetFax harmless from and against any claim, suit or proceeding to the extent that such claim or proceeding is based on a claim that Products (for purposes of this Section 9, Product will include Accessories) purchased hereunder infringe any patent rights, provided that OKIDATA is notified promptly in writing and given complete authority, information and assistance required for defense of same, and OKIDATA shall pay all damages and costs as a result thereof. OKIDATA, however, shall not be responsible for any settlement made by JetFax without OKIDATA's prior written consent.

B. In the event any Product furnished hereunder is, in OKIDATA's reasonable opinion, likely to or does become the subject of a claim of infringement, OKIDATA may, at its option and expense, procure for JetFax the right to continue using the Product, replace same with a non-infringing Product or Accessory of similar capability, or modify the Product so it becomes non-infringing (but has similar capability). In the event none of the foregoing alternatives is commercially reasonable, and provided that there is a bona fide claim of infringement, in order to minimize its liabilities hereunder, OKIDATA may terminate this Agreement and the obligation to sell Product to JetFax hereunder by written notice to JetFax; provided however, that notwithstanding such termination, (i) the indemnity provided in paragraph A hereof shall still apply and remain in full force and effect, and
     (ii) OKIDATA shall promptly repurchase from JetFax at full cost, all units of Product purchased by JetFax under this Agreement and not yet resold by JetFax and JetFax will promptly return, same per the prior written instructions of OKIDATA, which shall not be unreasonably withheld.

C. OKIDATA shall have no responsibility or liability for any claim of infringement (i) arising out of the use of its Products in combination with non-OKIDATA products, or (ii) if such infringement arises out of Product manufactured to JetFax's design, or (iii) if such infringement arises as a result of a modification to the product not made by or for OKIDATA, if, and only if, such infringement would have been avoided by the use of the Product without such combination, manufacture to JetFax design or modification.

D. The foregoing states the entire liability of OKIDATA 'with respect to infringement of any patent by the Products or any parts thereof and, anything herein to the contrary notwithstanding, OKIDATA's liability to JetFax hereunder shall in no event exceed the total price plus taxes and other associated charges paid to OKIDATA by JetFax for all infringing or allegedly infringing Product purchased pursuant to this Agreement.


10.  TERMINATION

This Agreement may be terminated or canceled as follows:


A. By either party at any time pursuant to the provisions of this Section 10, if the other party violates any provision of this Agreement. The defaulting party shall have a period of thirty (30) days from the date of receipt of written notice from the non-defaulting party describing the default within which to remedy the default. The termination shall become effective at the end of the thirty (30) day period if the defaulting party has failed to remedy the default.

B. If either party (i) admits in writing its inability to pay its debts generally as they become due, or (ii) makes an assignment for the benefit of its creditors, or (iii) institutes or consents to the filing of a petition in bankruptcy, whether for reorganization or liquidation, under federal or similar applicable state laws, or (iv) is adjudged bankrupt or insolvent by a court having jurisdiction, then in either of such events, the other party may, by written notice, immediately terminate this Agreement.

C. JetFax's obligation to pay for all Products received by it hereunder shall survive termination of this Agreement. In the event that OKIDATA terminates the Agreement for default, OKIDATA will honor any Purchase orders which it has accepted, but reserves the right to change payment terms as it deems necessary.


11.  SHIPPING AND RISK OF LOSS

     Prices of Product(s), Accessories and Image Drum Kits are FOB Japan. Prices of Spares and Consumables are FOB OKIDATA's U.S. facilities. Title and risk of loss pass to JetFax at the time and place of delivery as soon as OKIDATA has put the goods in the possession of the carrier. OKIDATA will package the Products in accordance with accepted standard commercial practices for normal shipment considering the type of Product involved and the normal risks' encountered in shipments. JetFax shall designate the method of shipment on each individual purchase order issued against this Agreement. OKIDATA shall arrange for shipment by the designated method. All transportation charges are freight collect.


12.  LIMITATION OF LIABILITY

     In no event will either party be liable for loss of profits or incidental, special, or consequential damages arising out of any breach of obligations under this Agreement.

13.  TRAINING

     OKIDATA will provide one course for six (6) JetFax employees for a period appropriate to the particular Product purchased (usually two (2) days). The course will be given at OKIDATA's Mt. Laurel facility and will be scheduled at a mutually agreeable time. OKIDATA will provide course material and documentation free of charge. Travel and living expenses are to be borne by JetFax. On-site training may be given at JetFax's expense and in accordance with OKIDATA's policy at the time of execution of this Agreement.


14.  VALUE ADDED

     JetFax warrants and represents that the Products purchased hereunder are for use and resale as part of, or as accessories to, equipment manufactured or assembled by or for JetFax. OKIDATA grants JetFax the right to incorporate the products purchased hereunder into any such equipment.


15.  EXPORT RESTRICTIONS

     JetFax agrees that it shall not at any time make or permit any export or reexport of OKIDATA products directly or indirectly to any country, without full compliance with United States export laws and regulations as issued by the United States Department of Commerce, Office of Export Administration, as amended from time to time, as those laws and regulations apply to OKIDATA products, and all other things delivered to, or derived from things delivered to, Customer under the OEM Purchase Agreement.


16.  CONFIDENTIALITY AND PROPRIETARY RIGHTS

     Each party agrees that it shall not disclose to any third party, or use for its own benefit, except as expressly permitted herein and other than is necessary for its performance under this Agreement, any trade secrets, technical data, methods, processes or procedures or any other confidential, financial, or business information or data of the other party, which is disclosed by one party to the other in the course performance of the OEM Purchase Agreement, without the prior written consent of the party asserting ownership of the information. This obligation shall survive the cancellation or other termination of the OEM Purchase Agreement.

     This Section 16 shall not apply to any data or information which
     (a) becomes generally known or available through no fault of the receiving party; (b) is already known to the receiving party at the time of receipt as evidenced by its written records; (c) is received from a third party without breach of the confidentiality obligations of this Agreement; or
     (d) is required by court order or operation of law.

17.  DOCUMENTATION AND SUPPORT

     OKIDATA grants JetFax the right to use and modify OKIDATA user and service documentation for distribution to JetFax customers as necessary only for use and maintenance of JetFax products to the extent that these products incorporate products purchased under this Agreement. JetFax will place a copyright notice in any such reproduction or derivative work acknowledging OKIDATA's copyrights. JetFax will not use any OKIDATA trademark without an appropriate statement acknowledging OKIDATA's ownership of the mark.

     OKIDATA will use reasonable efforts to assist in the development of, diagnose problems in and provide ongoing assistance for its deliverables. OKIDATA will provide all documentation necessary for JetFax to obtain safety and certification approvals.


18.  WARRANTY

     All items purchased under this Agreement are warranted by OKIDATA to be free from defects in materials and workmanship at the time of delivery. Within thirty (30) days of receipt, JetFax will inspect Product(s), Spares, Consumables and Accessories purchased hereunder and will notify OKIDATA in writing of any claimed defects. OKIDATA will, at its option, repair or replace any items which are defective. Should OKIDATA opt to perform repairs at its facility, JetFax will bear the cost and risk of loss for return of the products to OKIDATA and OKIDATA will be at the cost and risk of loss for return of repaired or replacement items to JetFax within the 48 contiguous United States.

     In the event of an epidemic failure, which, for purposes of this Agreement, will mean a failure due to the same cause occurring in more than 5% of the Products in any given delivery, OKIDATA will provide JetFax with a parts kit to correct the problem.. These kits will be shipped at no charge to JetFax, who will be responsible for the cost of labor required to install the parts.

     The above constitutes JetFax's sole remedy under this warranty.


19.  TOOLING

     JetFax agrees to pay to OKIDATA the sum of [*] for non-recurring engineering (NRE) charges, for tooling related to changes to the left side panel of the Product. This NRE charge will be amortized over the first [*] units of Product purchased, at the rate of [*] per unit. If, during the term of this Agreement, JetFax does not purchase [*] units, the remaining unamortized amount of NRE will be invoiced and JetFax agrees to pay same. If OKIDATA terminates this Agreement because of breach by JetFax, the unamortized amount will be invoiced and JetFax agrees to pay the balance no later than the due date for payment of any outstanding invoices for products delivered pursuant to the Agreement.

[*] = Confidential Treatment Requested

     All tooling changes performed pursuant hereto are exclusive to JetFax, and OKIDATA shall not use the part or parts as modified by such tooling changes other than pursuant to this Agreement or license to otherwise allow the use of the part or parts as modified by such tooling change by anyone other than JetFax.


20.  GENERAL PROVISIONS

A. All notices required to be given hereunder will be sent by registered or certified mail, return receipt requested, postage prepaid, forwarded to the appropriate party at the address shown below, or at such other addresses as that party may, from time to time, advise in writing, and which have been received in the ordinary course of post.

B. Neither party shall have the right to assign its rights or obligations under this Agreement except with the written consent of the other party, provided, however, that a successor in interest by merger, by operation of law, or by assignment, purchase or otherwise of all or substantially all of the business of either party, shall acquire all interest of such party hereunder and may receive an assignment hereof without such consent. Any prohibited assignment shall be null and void.

C. The failure of either party to enforce at any time the terms, conditions, requirements, or any other provisions of this Agreement shall not be construed as a waiver by such party of ay succeeding non-performance of the same term, condition, requirement or any other provision of this Agreement.

D. The headings of paragraphs contained herein are for convenience and reference only and are not a part of this Agreement, nor shall they in any way affect the interpretation thereof.

E. The parties agree that if any portion of this Agreement shall be held illegal and/or unenforceable, the remaining portions of this Agreement shall continue to be binding and enforceable provided that the effectivity of the remaining portion of this Agreement would not defeat the overall business intent of the parties, or give one party any substantial financial benefit to the detriment of the other party.

F. This Agreement and its appendices shall be governed by the laws of the State of Delaware, excluding its conflicts of law rules. Any disputes arising out of or pertaining to this Agreement are to be settled by arbitration to be conducted by a mutually agreed on alternate dispute resolution organization. Arbitration will take place in Philadelphia, PA if JetFax initiates the proceedings, and in San Francisco, CA if OKIDATA initiates the proceedings.

G. This Agreement constitutes the entire Agreement between the parties and supersedes all prior discussion, either oral or in writing, including, without limitation, the Memorandum of Understanding dated January 17, 1995.

H. The terms and conditions of this Agreement will prevail notwithstanding any variance with the terms and conditions of any order or release submitted by Customer, or any release acknowledgment returned by OKIDATA. Except as expressly set forth in this Agreement, this Agreement shall not be deemed, or construed to be, modified, amended, rescinded, or canceled in whole or in part, except by written amendment executed by the parties hereto.

I. The provisions of Sections 3.B., 9, 10.C., 12, 14 and 16 shall survive the termination or expiration of this Agreement.

J. EXHIBIT A, PRICING, EXHIBIT B, SPECIFICATIONS, EXHIBIT C, SPARE PARTS, and EXHIBIT D, UNIQUE SPARES, attached hereto, are hereby incorporated herein by this reference.



          IN WITNESS WHEREOF, the parties hereto have set their names on the dates hereinafter set forth.



          JetFax Inc.                              OKIDATA

/s/ EDWARD R. PRINCE                    /s/ ROBERT E. HOLL
__________________________________      _________________________________
(Signature)                             (Signature)

EDWARD R. PRINCE                        ROBERT E. HOLL
__________________________________      _________________________________
(Typed/Printed Name)                    (Typed/Printed Name)

PRESIDENT                               MANAGER, CONTRACTS
__________________________________      _________________________________
(Title)                                 (Title)

2-21-95                                 2/22/95
__________________________________      _________________________________
(Date)                                  (Date)

                                   EXHIBIT A

                                                                                       F.O.B
                                         SPECIFICATION        ORDER       ANNUAL       JAPAN
PRODUCT                                      NUMBER           MULT      QUANTITY      PRICE
-------                                  -------------       ------     --------     --------

[*]

ACCESSORIES/CONSUMABLES PRICING
-------------------------------


                                         SPECIFICATION        ORDER
PRODUCT                                      NUMBER           MULT      PRICE
-------                                  -------------       ------     -----

[*]

NOTE

[*]

MGB, 02/13/95

                    [*] = CONFIDENTIAL TREATMENT REQUESTED

                                                                       EXHIBIT B


                                                          Issue 1a February 1995

                        SPECIFICATION OF THE FAX ENGINE
                                  FOR JETFAX





                                     OKI Data Corporation

                                     4-11-22, Shibaura, Minato-ku, Tokyo, Japan
                                     Telephone:  +81 3 5445 6119
                                     Fax:        +81 3 5445 6180

                                   CONTENTS

Chapter 1:    General Description

Chapter 2:    General Performance

Chapter 3:    Physical Description

Chapter 4:    BLANK

Chapter 5:    Document Input

Chapter 6:    Document Output

Chapter 7:    BLANK

Chapter 8:    Environmental Requirements

Chapter 9:    BLANK

Chapter 10:   Expanded View and Parts List

Chapter 11:   BLANK

Chapter 12:   Shipping Conditions

1.  GENERAL DESCRIPTION

                                      [*]

[*] = CONFIDENTIAL TREATMENT REQUESTED

2.  GENERAL PERFORMANCE

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

3.  PHYSICAL DESCRIPTION

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

5. DOCUMENT INPUT

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

  6. Document Output
                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

8.  ENVIRONMENTAL REQUIREMENTS

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                   ASSEMBLY

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                           SECTION 1 CABINET ASSEMBLY

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                          SECTION 3 PRINTER ASSEMBLY

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                            SECTION 4 BASE ASSEMBLY

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                            SECTION 5 SCAN ASSEMBLY

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                         SECTION 5 DETAIL A SCAN UNIT

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                   SECTION 5 DETAIL B PAPER GUIDE ASSEMBLY

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                               SECTION 6 CABLES

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

12. Shipping Conditions
                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

4. Counters/Correction Value Check Commands
                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

VIDEO INTERFACE TIME CHART

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

COMMAND INTERFACT TIME CHART

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

OPERATION PANEL INTERFACE

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

REMARKS

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                            EXHIBIT C - SPARE PARTS
                            -----------------------



A. Spare parts and the prices therefor, for Products purchased hereunder shall be listed in OKIDATA'S Suggested End-User Price List issued from time to time by OKIDATA. Suitable spare parts will be available for a period of five (5) years from date of last delivery under this Agreement and may be purchased by the issuance of a Customer purchase order acceptable to OKIDATA. If Customer requires spare parts after they are no longer available from OKIDATA, OKIDATA will provide available drawings or purchase specifications to assist Customer in obtaining the Products from other sources. The documentation to be supplied will be that documentation as is in existence at that time.

B.   Minimum spare parts order [*]

C. Prices for spare parts shall be invoiced at [*] discount from the Suggested End-User Price List unless, in the twelve (12) month period immediately preceding the Effective Date, Customer shall have purchased and paid for spare parts from OKIDATA in an amount exceeding [*] or Customer anticipates purchasing the same within the first twelve (12) months after the Effective Date.

      (i) If the amount previously purchased exceeds [*] or Customer anticipates purchasing same within the term of this Agreement, the discount shall be [*]

      (ii) If the amount previously purchased exceeds [*] or Customer anticipates purchasing same within the term of this Agreement, the discount shall be [*]

D. Ribbons and manuals have special pre-discounted price and are, therefore, not subject to the above discount percentages. OKIDATA offers additional discounts for large volume orders.

                    [*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                      [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED

                                   Exhibit D

                        Unique Parts List for JetFax MS

   ODA #             OKI-Japan Part #        Description         List Price
   [*]


[*] = CONFIDENTIAL TREATMENT REQUESTED